UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

GRYPHON DIGITAL MINING, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39096	83-2242651
(Commission File Number)	(IRS Employer Identification No.)

1180 N. Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

(702) 945-2700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	GRYP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 30, 2025, the Company received written notification (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Hearing Panel (the “Panel”) has granted the Company an extension to regain compliance with Nasdaq Listing Rules 5550(a)(2) and 5550(b)(2) until September 2, 2025, subject to additional conditions outlined in the Notice.

The extension by the Panel is contingent on the Company achieving scheduled milestones and notifying Nasdaq of such achievement. If the Company is not successful at satisfying these milestones within the prescribed time the Panel may revoke the extension.

As previously reported, on September 5, 2024, and September 13, 2024, the Company received two delinquency notification letters (the “Notices”) from Nasdaq due to the Company’s non-compliance with Nasdaq Listing Rules 5550(a)(2) and 5550(b)(2). The Notices cited the Company’s (a) failure to comply with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) and (b) failure to comply with the minimum Market Value of Listed Securities (“MVLS”) requirement set forth in Nasdaq Listing Rule 5550(b)(2). The Notices provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company was given 180 calendar days, or until March 4, 2025, and March 12, 2025, respectively, to regain compliance with the Minimum Bid Price Rule and MVLS standards.

On March 5, 2025, and March 13, 2025, the Company received further notices from the Staff, notifying the Company that its failure to regain compliance with the Minimum Bid Price Rule and MVLS standards serves as a basis for delisting the Company’s securities from The Nasdaq Capital Market. The Company’s securities would be delisted from The Nasdaq Capital Market unless the Company timely requested an appeal of this determination pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

The Company timely exercised its right to request a hearing to appeal the delisting determination and paid the applicable fee, which stayed the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The hearing before the Panel took place on April 15, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2025	GRYPHON DIGITAL MINING, INC.

	By:	/s/ Steve Gutterman
	Name:	Steve Gutterman
	Title:	Chief Executive Officer

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